Seward & Kissel LLP
1200 G Street, N.W.
Suite 350
Washington, D.C. 20005

March 24, 2008

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:         Fairholme Funds, Inc.
(File No. 811-09607)

Dear Sir or Madam:

Attached on behalf of Fairholme Funds, Inc. (the “Company”), a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, transmitted for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, is a preliminary form of proxy, notice of meeting and proxy statement for the Annual Meeting of Stockholders expected to be held on May 19, 2008 (the “Meeting”).

At the Meeting, the stockholders of the Fairholme Fund (the “Fund”), the sole series of the Company, will be asked to consider and act upon: (i) a proposal to elect seven directors of the Company, including the five existing directors of the Company and two new candidates, who have been nominated to serve as directors of the Company; (ii) several proposals that are intended to update the fundamental investment policies of the Fund; and (iii) a proposal to approve an amended and restated investment advisory agreement between Fairholme Capital Management, L.L.C., the investment adviser to the Fund, and the Company, which reflects an increase in the advisory fee payable by the Fund to Fairholme Capital Management, L.L.C.

Please telephone the undersigned of this office with the staff’s comments on the attached materials.  The Company intends to mail definitive proxy materials to the stockholders on or about April 11, 2008.

Sincerely,

/s/ Paul M. Miller
Paul M. Miller

SK 22146.0003 867016